[CLIFFORD CHANCE LETTERHEAD]

May 4, 2007

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Morgan Stanley Institutional Fund, Inc.
Securities Act File No. 33-23166
Post-Effective Amendment No. 66
Investment Company Act File No. 811-05624
Amendment No. 67

Dear Sir or Madam:

On behalf of Morgan Stanley Institutional Fund, Inc., a Maryland corporation (the “Fund”), attached herewith for filing is the above-referenced Post-Effective Amendment No. 66 to the Fund’s Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended (the “1933 Act”), and pursuant to the Investment Company Act of 1940, as amended, together with exhibits thereto (the “Amendment”).

This filing is made pursuant to Rule 485(a)(2) under the 1933 Act for the purpose of adding a new portfolio to the Fund.  We understand that we may expect comments on this filing in approximately 30-45 days.  Although this Amendment also includes updated information regarding the Fund, we anticipate filing a subsequent 485(b) filing, to include all consents and opinions, as well as any other required information, in anticipation of going automatically effective on the 75th day after the date hereof.  No fees are required in connection with this filing.

Should you have any questions regarding the Amendment or the foregoing matters, please do not hesitate to contact Stuart M. Strauss at (212) 878-4931 or Joanne Doldo of Morgan Stanley at (212) 762-5198.

Very truly yours,

/s/ Stuart M. Strauss
Stuart M. Strauss